EXHIBIT 10.2
*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

AMENDMENT #2 TO EMG AUTHORIZED TECHNOLOGY PARTNER AGREEMENT #ANT76
by and between
ELECTRO RENT CORPORATION
and KEYSIGHT TECHNOLOGIES, INC.

EMG Authorized Technology Partner Agreement #ANT76 between Electro Rent Corporation (“Electro Rent”) and Keysight Technologies, Inc. ("Keysight") is hereby amended as follows:

1)	Keysight hereby authorizes Electro Rent to resell [***] to [***] (“Services”) as set forth in the [***].

2)	The parties hereby agree that Electro Rent is acting only as [***] who will [***] for such Services from [***].

3)
Keysight will defend and indemnify ER against any claims, demands or actions pertaining to the resale of such Services to [***]. Keysight’s obligations under this paragraph will apply provided Electro Rent promptly notifies Keysight in writing of the claim, demand or action and cooperates with Keysight in the defense of the claim, demand or action and gives Keysight sole control of the defense or settlement of the claim.  Keysight’s liability under this paragraph is subject to the limitation of liability clause in the Agreement.

ALL OTHER TERMS AND CONDITIONS OF AGREEMENT #ANT76
REMAIN UNCHANGED AND ARE IN FULL FORCE AND EFFECT

Effective this 18th day of August, 2014

ELECTRO RENT CORPORATION	KEYSIGHT TECHNOLOGIES, INC.
/s/ Meryl Evans Authorized Signature	/s/ David M. Propp Authorized Signature
Meryl Evans Name	David M. Propp Name
VP, Admin & Info Services Title	Americas Contracts Manager Title
6060 Sepulveda Blvd. Van Nuys, CA 91411. Address	9780 S. Meridian Blvd. Englewood, CO 80112 Address

I3    Page 1 / 1
Revision Date 01-August-2014     Revision Number 1

[***] - Confidential portions of this document denoted by [***] have been filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

Quotation
Quotation Number	Quotation Date	Expiration Date
[***]	[***]	[***]
Payment Terms	Service Agreement Term
[***]	[***]
System Handle
[***]

Attention: [***] Direct To: Electro Rent Corp 15385 Oxnard St VAN NUYS CA 91411-2501 United States	Attention: [***] Equipment Location: [***] [***] [***] [***]
Telephone: [***] Email: [***]
Telephone: [***] Email: [***]

Please Direct Inquiries/Send Purchase Orders To: [***] Telephone: [***] Fax: [***] Email: [***]	Keysight Sales Office: [***] [***] [***] [***]

Thank you for referencing quote [***] on your purchase order!
Repair agreement is accepted contingent upon [***].
Termination for [***]. If the services have been completely delivered, [***]. If the services have been partially delivered, [***].

Item	Product Number/Serial Number Service Description	Quantity	Start Date - End Date If Different from Service Agreement Term	Monthly Price	[***]	[***]	[***]
1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Quotation

Item	Product Number/Serial Number Service Description	Quantity	Start Date - End Date If Different from Service Agreement Term	Monthly Price	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Quotation

Item	Product Number/Serial Number Service Description	Quantity	Start Date - End Date If Different from Service Agreement Term	Monthly Price	[***]	[***]	[***]
21	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22	[***]	[***]	[***]	[***]	[***]	[***]	[***]
23	[***]	[***]	[***]	[***]	[***]	[***]	[***]
24	[***]	[***]	[***]	[***]	[***]	[***]	[***]
25	[***]	[***]	[***]	[***]	[***]	[***]	[***]
26	[***]	[***]	[***]	[***]	[***]	[***]	[***]
27	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28	[***]	[***]	[***]	[***]	[***]	[***]	[***]
29	[***]	[***]	[***]	[***]	[***]	[***]	[***]
30	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	[***]	[***]	[***]	[***]	[***]	[***]	[***]
33	[***]	[***]	[***]	[***]	[***]	[***]	[***]
34	[***]	[***]	[***]	[***]	[***]	[***]	[***]
35	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Quotation

Item	Product Number/Serial Number Service Description	Quantity	Start Date - End Date If Different from Service Agreement Term	Monthly Price	[***]	[***]	[***]
36	[***]	[***]	[***]	[***]	[***]	[***]	[***]
37	[***]	[***]	[***]	[***]	[***]	[***]	[***]
38	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41	[***]	[***]	[***]	[***]	[***]	[***]	[***]
42	[***]	[***]	[***]	[***]	[***]	[***]	[***]
43	[***]	[***]	[***]	[***]	[***]	[***]	[***]
44	[***]	[***]	[***]	[***]	[***]	[***]	[***]
45	[***]	[***]	[***]	[***]	[***]	[***]	[***]
46	[***]	[***]	[***]	[***]	[***]	[***]	[***]
47	[***]	[***]	[***]	[***]	[***]	[***]	[***]
48	[***]	[***]	[***]	[***]	[***]	[***]	[***]
49	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Quotation

Item	Product Number/Serial Number Service Description	Quantity	Start Date - End Date If Different from Service Agreement Term	Monthly Price	[***]	[***]	[***]
51	[***]	[***]	[***]	[***]	[***]	[***]	[***]
52	[***]	[***]	[***]	[***]	[***]	[***]	[***]
53	[***]	[***]	[***]	[***]	[***]	[***]	[***]
54	[***]	[***]	[***]	[***]	[***]	[***]	[***]
55	[***]	[***]	[***]	[***]	[***]	[***]	[***]
56	[***]	[***]	[***]	[***]	[***]	[***]	[***]
57	[***]	[***]	[***]	[***]	[***]	[***]	[***]
58	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Unit Price Total [***] [***] Net Total [***] Tax Total [***] Total [***]

Summary of Charges
Note: These prices reflect additions, deletions and warranties

Coverage Period [***]	Prices by Invoice Period [***]

Notes:
Tax calculated based on applicable tax rate in effect today for delivery location(s). Tax rate and taxability of deliverable(s) subject to change based on state laws. If tax exempt contact support agreement administrator.

[***] – Confidential portions of this document denoted by [***] have been filed separately with the Securities and Exchange Commission.	5/6

Quotation

Comments:
The sale of [***] referenced in this quotation is subject to the then current version of Keysight’s Service Terms and Keysight’s Terms of Sale with respect to [***]. A copy of Keysight’s Service Terms and Keysight’s Terms of Sale is either attached or has been previously provided to you. Please contact us if you have not received a copy or require an additional copy. If you have a separate agreement in effect with Keysight covering the sale of Services and spare parts referenced in this quotation, the terms of that agreement will apply to [***]. Keysight expressly objects to any different or additional terms in your purchase/sales order documentation, unless agreed to in writing by Keysight. [***] are estimated at the time of the quotation. Actual delivery dates or delivery windows will be specified at the time Keysight acknowledges and accepts your purchase order. The above conditions shall apply to the fullest extent permitted by the law. You may have other statutory or legal rights available. Commodities, technology or software exported from the United States of America (“U.S.”) or from other exporting countries will be subject to the U.S. Export Administration Regulations and all exporting countries’ export laws and regulations. Diversion contrary to U.S. law and the applicable export laws and regulations is prohibited. Warranty: Unless otherwise indicated herein, [***].

[***] – Confidential portions of this document denoted by [***] have been filed separately with the Securities and Exchange Commission.	6/6